UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2021

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2021, Clubhouse Media Group, Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) by and between the Company and Andrew Omori. Pursuant to the terms of the Consulting Agreement, Mr. Omori agreed to (i) provide general corporate advice on strategic matters to the Company, and (ii) serve as an advisor to the Company’s Board of Directors. Among other things, Mr. Omori will not act as an investment advisor or broker/dealer, his services are not exclusive, he will not negotiate the sale of the Company’s securities, and Mr. Omori is not required to render any specific number of hours to the Company. In exchange for Mr. Omori’s services, at the end of each one-month period, the Company will issue to Mr. Omori a number of shares of the Company’s common stock equal to $30,000 divided by the VWAP as of the last day of such monthly period or the date of earlier termination or expiration of the Consulting Agreement, as applicable. Of the shares issued for each monthly period, 66% will be registered shares, issued pursuant to the Tongji Healthcare Group, Inc. 2020 Equity Incentive Plan, and 33% will be unregistered shares.

The Consulting Agreement will continue for a period of one year from April 2, 2021, unless sooner terminated in accordance with the terms of the Consulting Agreement. The term of the Consulting Agreement may be renewed upon the mutual written agreement of the parties via an amendment to the Consulting Agreement. The Consulting Agreement may be terminated at any time by either party upon notice to the other party.

The Consulting Agreement includes customary representations and warranties.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 6, 2021, the Company issued a press release announcing the addition of Andrew Omori, partner at renowned venture capital firm Andreessen Horowitz, as a key member of the Company’s Advisory Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated as of April 2, 2021, by and between the registrant and Andrew Omori.
99.1	Press release of the registrant date April 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2021	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer